UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]	Definitive Information Statement

SAFETY QUICK LIGHTING & FANS CORP.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SAFETY QUICK LIGHTING & FANS CORP.

4400 North Point Parkway, Suite 154

Alpharetta, GA 30022

July 11, 2016

NOTICE OF ACTION BY WRITTEN

CONSENT OF MAJORITY SHAREHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY. THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS AND NO SHAREHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Dear Shareholders:

We are furnishing this notice and the accompanying Information Statement to all holders of record of shares of common stock of Safety Quick Lighting & Fans Corp. (the “Company”) as of close of business on June 29, 2016 (“Record Date”), pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules promulgated by the U.S. Securities and Exchange Commission thereunder. The purpose of this information statement is to notify you that, by written consent, dated June 8, 2016, the holders of 56.82% of issued and outstanding shares of common stock of the Company on the Record Date authorized or approved the following actions:

·	The election of Rani Kohen, Phillips Peter, Thomas J. Ridge, Dov Shiff and Leonard J. Sokolow as directors to serve on the Company’s Board of Directors for a one year term and until their respective successors are duly elected and qualified;

·	The ratification of the appointment of L&L CPAS, PA, f/k/a Bongiovanni & Associates, PA to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

·	The approval of the Company’s 2015 Equity Incentive Plan;

·	The filing of an Amendment to our Certificate of Incorporation, and other such actions as may be required, to change our name to “SQL Technologies Corp.” (or to a name which is substantially similar); and

·	The filing of an Amendment to our Certificate of Incorporation, and other such actions as may be required, to create and set forth the powers, designations, preferences and rights of a class of convertible preferred stock.

Your vote or consent is not requested or required. This is not a notice of special meeting of shareholders and no shareholders meeting will be held to consider any matter which is described herein. Our Board of Directors is not soliciting your proxy. Section 607.0704 of Florida Business Corporation Act and Section 2.7 of the Company’s By-Laws provide that any action required or permitted to be taken at an annual meeting of shareholders may be taken without a meeting if shareholders holding at least a majority of the voting power sign a written consent approving the action. The written consent of a majority of the outstanding shares of common stock of the Company is sufficient to approve these matters.

THE ACCOMPANYING INFORMATION STATEMENT IS BEING MAILED TO SHAREHOLDERS ON OR ABOUT JULY 11, 2016. WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        By Order of the Board of Directors,

/s/ John P. Campi

John P. Campi

Chief Executive Officer

TABLE OF CONTENTS

GENERAL INFORMATION	1
OUTSTANDING SHARES AND VOTING RIGHTS	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3
DIRECTORS AND EXECUTIVE OFFICERS	6
COMPENSATION OF THE DIRECTORS AND EXECUTIVE OFFICERS	10
ACTION ONE ELECTION OF DIRECTORS	15
ACTION TWO RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	17
ACTION THREE APPROVAL AND AUTHORIZATION OF THE COMPANY’S 2015 EQUITY INCENTIVE PLAN	18
ACTION FOUR APPROVAL AND AUTHORIZATION TO CHANGE THE COMPANY’S NAME	20
ACTION FIVE APPROVAL AND AUTHORIZATION TO DESIGNATE A CLASS OF CONVERTIBLE PREFERRED STOCK	21
OTHER MATTERS	22
FOR MORE INFORMATION	22
HOUSEHOLDING INFORMATION	22

INFORMATION STATEMENT

July 11, 2015

SAFETY QUICK LIGHTING & FANS CORP.

4400 North Point Parkway, Suite 154

Alpharetta, GA 30022

Telephone: (770) 784-4711

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

ABOUT THIS INFORMATION STATEMENT

GENERAL INFORMATION

This Information Statement (this “Information Statement”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is being mailed or otherwise furnished to the registered holders of the common stock, no par value (“Common Stock”), of Safety Quick Lighting & Fans Corp. (the “Company”), solely for the purpose of informing you, as one of our shareholders, in the manner required under Regulation 14(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that, upon approval by the Company’s Board of Directors (the “Board”) on June 8, 2016, the holders of a majority of the issued and outstanding shares of Common Stock (the “Majority Shareholders”) executed a written consent approving the corporate actions described herein (the “Written Consent”). The Record Date for determining the shareholders entitled to receive this Information Statement was June 29, 2016, at which time the Company had 46,553,343 shares of Common Stock, no par value, issued and outstanding. The Common Stock represents the only voting securities of the Company.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 was filed with the SEC on March 30, 2016 (the “2015 Annual Report”) is also being provided with this Information Statement. The following questions and answers provide information about this Information Statement. All references to “we,” “us,” “our,” “the Company,” “SQL” or similar terms in this report refer to Safety Quick Lighting & Fans Corp.

Why have I received these materials?

Pursuant to Section 14 of the Exchange Act, we are required to provide this Information Statement to all holders of our voting stock as of June 29, 2016 (the “Record Date”), to inform them that on June 8, 2016, the Majority Shareholders, by the Written Consent, took certain actions that normally require a meeting of shareholders, as permitted under our By-Laws and Florida law.

This Information Statement is being provided to you because you are a holder of our Common Stock as of the Record Date. As of the Record Date, 46,553,343 shares of Common Stock were issued and outstanding and no shares of preferred stock were issued or outstanding.

What actions did the majority of shareholders approve or authorize?

The Majority Shareholders approved and/or authorized the following actions by the Written Consent:

1.	The election of Rani Kohen, Phillips Peter, Thomas J. Ridge, Dov Shiff and Leonard J. Sokolow as directors to serve on the Company’s Board of Directors for a one year term and until their respective successors are duly elected and qualified;

2.	The ratification of the appointment of L&L CPAS, PA, f/k/a Bongiovanni & Associates, PA to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

3.	The approval of the Company’s 2015 Equity Incentive Plan;

4.	The filing of an Amendment to our Certificate of Incorporation, and other such actions as may be required, to change our name to “SQL Technologies Corp.” (or to a name which is substantially similar); and

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5.	The filing of an Amendment to our Certificate of Incorporation, and other such actions as may be required, to create and set forth the powers, designations, preferences and rights of a class of convertible preferred stock.

How many votes were needed for the approval or authorization of these actions?

Directors are elected by the shareholders. Therefore, the five director candidates that received the most “FOR” votes are elected to the five seats on the Board of Directors that are being filled. The ratification of of L&L CPAS, PA, f/k/a Bongiovanni & Associates, PA as our independent registered public accounting firm, the approval of the Company’s 2015 Equity Incentive Plan, and the filing of an Amendment to our Certificate of Incorporation to effectuate a name change and to designate a class of convertible preferred stock each require the affirmative vote or written consent of a majority of the shares present in person or by proxy, or, if by written consent, a majority of those shares entitled to vote at a meeting of shareholders.

Is it necessary for me to do anything?

No. No other votes or written consents are necessary or required. These actions will be effective on or about July 31, 2016.

No Dissenter’s Right of Appraisal

The Company’s shareholders do not have dissenter’s rights of appraisal in connection with any matters discussed in this Information Statement.

Who is paying for this Information Statement?

We are paying for the costs of preparing and mailing this Information Statement.

NOTICE OF ACTIONS TO BE TAKEN PURSUANT TO THE WRITTEN CONSENT OF SHAREHOLDERS HOLDING A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY IN LIEU OF AN ANNUAL MEETING OF THE SHAREHOLDERS.

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OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capital stock consisted of 500,000,000 shares of Common Stock, no par value, of which 46,553,343 shares of Common Stock, no par value, were issued and outstanding.

Each share of Common Stock entitles its holder to one vote on each matter submitted to the Company’s shareholders. However, because the Majority Shareholders have voted in favor of the foregoing proposals by resolution dated June 8, 2016, and having sufficient voting power to approve such proposals through their ownership of Common Stock, no other shareholder consents will be solicited in connection with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of Common Stock known to the Company to be beneficially owned on June 29, 2016 by: (i) each director, (ii) each of the executive officers of the Company, (iii) all current directors and executive officers as a group, and (iv) each shareholder known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.

A person is considered to beneficially own any shares: (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of June 29, 2016. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of June 29, 2016 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise specified, the address of each of the persons set forth below is care of the Company at the address of: 4400 North Point Parkway, Suite 154, Alpharetta, GA 30022.

Directors and Named Executive Officers

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Common Stock	KRNB Holdings LLC 3245 Peachtree Parkway Suwanee, GA 30024 (2)	8,003,969	17.19%

Common Stock	Mr. Phillips Peter 1140 Connecticut Avenue, NW Suite 510 Washington, D.C. 20036 (3)	300,000	*

Common Stock	Mr. Thomas Ridge 1140 Connecticut Avenue, NW Suite 510 Washington, D.C. 20036 (4)	1,225,000	2.61%

Common Stock	Mr. Dov Shiff 167 Hayarkon Street Tel Aviv 31032 Israel (5)	14,964,618	29.43%

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Common Stock	Mr. Leonard Sokolow 4400 North Point Parkway Suite 154 Alpharetta, GA 30022 (6)	262,000	*

Common Stock	John P. Campi 4400 North Point Parkway Suite 154 Alpharetta, GA 30022 (7)	1,050,000	2.26%

Common Stock	All Directors and Officers as a Group (6 persons)	25,808,587	50.16%

Stockholders with 5% Beneficial Ownership

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class (1)
Common Stock	Mr. Dov Shiff 167 Hayarkon Street Tel Aviv 31032 Israel (5)	14,964,618	29.43%

Common Stock	KRNB Holdings LLC 3245 Peachtree Parkway Suwanee, GA 30024 (2)	8,003,969	17.19%

Common Stock	Motek 7 SQL LLC 19101 Mystic Pointe Drive Apt. 2808 Aventura, FL 33180 (8)	7,771,566	16.69%

Common Stock	Pitch Energy Corporation P.O. Box 400 Ruidoso, NM 88355 (9)	3,666,667	7.60%

Common Stock	David S. Nagelberg 2003 Revocable Trust DTD 7/2/03 99 Coast Boulevard, Unit 21 DE LaJolla, CA 92037 (10)	3,615,865	7.25%

Common Stock	Steven Siegelaub 2801 N. University Dr. Suite 301 Coral Springs, FL 33065 (11)	4,577,875	9.27%

Common Stock	Harry Mittelman Rev. Living Trust 12100 Kate Drive Los Altos Hills, CA 94022 (12)	2,599,519	5.32%

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* Less than 1%

(1)	Applicable percentages are based on 46,553,343 shares outstanding, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, the Company believes that each of the shareholders named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned by them.

(2)	Mr. Rani Kohen beneficially owns these shares as Manager of KRNB Holdings LLC.

(3)	Mr. Phillips Peter beneficially owns 300,000 shares of our common stock, including (i) 200,000 shares of common stock, and (ii) 100,000 shares of common stock issuable upon exercise of options held by Mr. Phillips Peter.

(4)	Mr. Thomas Ridge beneficially owns 1,225,000 shares of our common stock, including (i) 875,000 shares of common stock, (ii) 100,000 shares of common stock issuable upon exercise of options held by Mr. Thomas Ridge, (iii) 50,000 shares of common stock issuable upon exercise of warrants held by Mr. Ridge and (iv) 200,000 shares of common stock issuable upon conversion of a note issued to Mr. Ridge.

(5)	Mr. Dov Shiff beneficially owns 14,964,618 shares of our common stock, including (i) 10,674,618 shares of common stock, (ii) 1,690,000 shares of common stock issuable upon exercise of warrants held by Mr. Shiff, and (iii) 2,600,000 shares of common stock issuable upon conversion of a note issued to Mr. Shiff. The number of shares beneficially owned does not include a number of shares which may be issuable for interest accrued under the note issued to Mr. Shiff.

(6)	Mr. Leonard J. Sokolow beneficially owns 262,000 shares of our common stock, including (i) 62,000 shares of common stock, and (ii) 150,000 shares of common stock issuable upon the exercise of Director Options.

(7)	Mr. John P. Campi beneficially owns 1,050,000 shares of our common stock, including (i) 750,000 shares of common stock obtained pursuant to the CEO Agreement, all of which have vested and been issued, (ii) 300,000 shares of common stock obtained pursuant Mr. Campi’s subscriptions in private offerings by the Company.

(8)	Mr. Hillel Bronstein beneficially owns these shares of our common stock as Manager of Motek 7 SQL LLC.

(9)	Pitch Energy Corporation beneficially owns 3,666,667 shares of our common stock, and (ii) 1,666,667 shares of common stock issuable upon exercise of a warrant held by Pitch Energy Corporation.

(10)	The David S. Nagelberg 2003 Revocable Trust DTD 7/2/03 beneficially owns 3,615,865 shares of our common stock, including (i) 315,865 shares of common stock, (ii) 1,300,000 shares of common stock issuable upon exercise of warrants held by the David S. Nagelberg 2003 Revocable Trust DTD 7/2/03, and (iii) 2,000,000 shares of common stock issuable upon conversion of a note issued to the David S. Nagelberg 2003 Revocable Trust DTD 7/2/03.

(11)	Mr. Steven Siegelaub, in his personal capacity and as the Managing Member of 301 Office Ventures, LLC, Enterprise 2013, LLC, Investment 2013, LLC, and Safety Investors 2014, LLC beneficially owns 4,577,875 shares of our common stock, including (i) 83,333 shares of common stock held by him and his wife personally, (ii) 875,000 shares of common stock owned by 301 Office Ventures, LLC, (iii) 762,254 shares of common stock beneficially owned by Enterprise 2013, LLC, consisting of (a) 577,046 shares of common stock and (b) 185,208 shares of common stock issuable upon exercise of certain warrants owned by Enterprise 2013, LLC, (iv) 1,189,972 shares of common stock beneficially owned by Investment 2013, LLC, consisting of (a) 219,303 shares of common stock, (b) 194,134 shares of common stock issuable upon exercise of warrants held by Investment 2013, LLC, and (c) 776,535 shares of common stock issuable upon conversion of a note issued to Investment 2013, LLC, and (v) 1,667,316 shares of common stock beneficially owned by Safety Investors 2014, LLC, consisting of (a) 17,316 shares of common stock, (b) 650,000 shares of common stock issuable upon exercise of warrants held by Safety Investors 2014, LLC, and (c) 1,000,000 shares of common stock issuable upon conversion of a note issued to Safety Investors 2014, LLC.

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(12)	The Harry Mittelman Revocable Living Trust beneficially owns 2,599,519 shares of our common stock, including (i) 289,519 shares of common stock, (ii) 910,000 shares of common stock issuable upon exercise of warrants and (ii) 1,400,000 shares of common stock issuable upon conversion of a note.

DIRECTORS AND EXECUTIVE OFFICERS

The following is a list of our directors and executive officers. All directors serve one-year terms or until each of their successors are duly qualified and elected. The officers are elected by our Board.

Name	Age *	Position
Mr. John P. Campi	72	Chief Executive Officer
Mr. Rani Kohen	50	Director, Chairman
Mr. Phillips Peter	84	Director
Mr. Thomas Ridge	70	Director
Mr. Dov Shiff	68	Director
Mr. Leonard J. Sokolow	59	Director

* Age is as of the Record Date.

John P. Campi has served as the Company’s Chief Executive Officer since November 2014. Mr. Campi founded Genesis Management, LLC in 2009, and retired in 2014 upon accepting the role of Chief Executive Officer. Mr. Campi has extensive experience in the field of cost management, is recognized as a Founder of the strategic cost-management discipline known as Activity-Based Cost Management, and is generally recognized as a national leader in the field of supply chain management. From December 2007 to December 2008, Mr. Campi served as the Chief Procurement Officer and an Executive Vice President for Chrysler LLC, where he was responsible for all worldwide purchasing and supplier quality activities. From September 2003 to January 2007, Mr. Campi served as the Senior Vice President of Sourcing and Vendor Management for The Home Depot, where he led the drive for standardization and optimization of The Home Depot Global Supply Chain. From April 2002 to September 2003, Mr. Campi served as the Chief Procurement Officer and Vice President for Du Pont Global Sourcing and Logistics. Prior to 2002, Mr. Campi led the Global Sourcing activities for GE Power Energy, and held a variety of positions with Federal Mogul, Parker Hannifin Corporation and Price Waterhouse Coopers. Mr. Campi also serves as a Trustee of Case Western Reserve University, has served as a Member of the Advisory Board of Directors for three startup companies, and has served as a Member of the Financial Executives Institute and the Institute of Management Accountants. Mr. Campi received his MBA from Case Western Reserve University. Our Board believes Mr. Campi’s qualifications to serve as our Chief Executive Officer include his extensive executive and advisory experience with established and startup companies, his expertise in cost-management, and his qualifications in the field of supply chain management.

Rani Kohen has served as a Chairman of the Board since November 2012. Mr. Kohen founded the Company and began development of the Company’s power plug technology in 2004. Mr. Kohen served as the Company’s Chief Executive Officer until December 2012. Mr. Kohen has over twenty-five years in the retail lighting industry. He opened his first retail lighting showroom in 1988 in Israel, and built the business into the largest chain of retail lighting showrooms in the country. Our Board believes Mr. Kohen’s qualifications to serve as Chairman of our Board include his deep understanding of the Company’s business and products, his years of experience in the retail lighting industry, and his past experience as the Company’s Chief Executive Officer.

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Governor Thomas J. Ridge has served as a director since June 2013. In 2013, Mr. Ridge co-founded Ridge Schmidt Cyber, an executive services firm addressing the increasing demands of cyber security. In April 2010, Mr. Ridge became a partner in Ridge Policy Group, a bipartisan, full-service government affairs and issue management group. Mr. Ridge has served as President and Chief Executive Officer of Ridge Global, LLC, a global strategic consulting company, since July 2006. From January 2003 to January 2005, Mr. Ridge served as the Secretary of the United States Department of Homeland Security, and from 2001 through January 2003, Mr. Ridge served as the Special Assistant to the President for Homeland Security. Mr. Ridge served two terms as Governor of the Commonwealth of Pennsylvania from 1995 to 2001, and served as a member of the U.S. House of Representatives from 1983 through 1995. Mr. Ridge currently serves as a member of the board of two public companies, The Hershey Company and Lifelock, and has previously served on the board of five other public companies. Mr. Ridge is Chairman of the Board of the National Organization on Disability, and serves as a board member on the Board of Public Finance Management, the Institute for Defense Analysis, the Center for the Study of the Presidency, and the Oak Ridge National Lab. Our Board believes Mr. Ridge’s qualifications to serve as a member of our Board include his vast experience in both government and industry, his service on other public and private company boards, and his expertise in retail, risk management, and cyber security.

Phillips Peter has served as a director since November 2012. Since December 2014, Mr. Peter has served as a Senior Vice President of Ridge Global. From 1994 to 2014, Mr. Peter practiced law at Reed Smith LLP where he focused his practice on legislative and regulatory matters before Congress, the executive branch of the federal government, and other administrative agencies. Prior to this, Mr. Peter was an officer at General Electric Company, where he held executive positions from 1973 to 1994. He is also a veteran of the U.S. Army. Our Board believes Mr. Peter’s qualifications to serve as a member of our Board include his role as a past advisor to the Company, his extensive experience in regulatory affairs, his past industry experience, and his demonstrated leadership ability.

Dov Shiff has served as a director since February 2014. Mr. Shiff is presently President and Chief Executive Officer of the Shiff Group of Companies. The Shiff Group owns and operates hotels and other real estate in Israel, including Hayozem Resorts & Hotels Ltd., Marina Hotel Tel Aviv Ltd. and Zvidan Investments Ltd. Our Board believes Mr. Shiff’s qualifications to serve as a member of our Board include his role as a past advisor to the Company and his history of success developing and operating new businesses.

Leonard J. Sokolow has served as a director since November 2015. Mr. Sokolow currently serves as CEO & President of Newbridge Financial, Inc. and Chairman of its broker dealer subsidiary, Newbridge Securities Corporation. Mr. Sokolow founded vFinance, Inc. in 1997, which merged with National Holdings Corporation (NASDAQ CM: NHLD), where he served as President and Vice Chairman of its Board of Directors. Mr. Sokolow also founded and served as Chairman and CEO of Americas Growth Fund, Inc., a closed-end investment management company (NASDAQ: AGRO) until it was sold. Prior to this, Mr. Sokolow was an executive for Applica, Inc. (formerly Windmere Corporation (NYSE: APN)), where he served as Executive Vice President and General Counsel. Mr. Sokolow, is also a CPA and worked for Ernst Young and KPMG. Mr. Sokolow earned a Bachelor of Arts degree in Economics and a concentration in Accounting. Mr. Sokolow also earned a Juris Doctorate degree from the University of Florida School of Law and a Masters of Law degree in Taxation from the New York University School of Law. Mr. Sokolow is on the Board of Directors, Chairman of the Audit Committee and a member of the Nominations and Corporate Governance Committees for Consolidated Water Company Ltd. (NASDAQ GS: CWCO). In addition, Mr. Sokolow has served the Board of Directors of, and Chairman of the Audit Committee for, Alberta Oil Sands, Inc. (TSXV: AOS.V). Our Board believes Mr. Soklow’s qualifications to serve as a member of our Board include his vast education and experience in the financial industry, his service on other public company boards and his history of executive leadership in developing and operating businesses.

Family Relationships

There are no family relationships among the directors and executive officers.

Legal Proceedings

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We know of no pending proceedings to which any director, member of senior management, or affiliate is either a party adverse to us, or our subsidiaries, or has a material interest adverse to us or our subsidiaries. None of our executive officers or directors have (i) been involved in any bankruptcy proceedings within the last ten years, (ii) been convicted in or has pending any criminal proceedings (other than traffic violations and other minor offenses), (iii) been subject to any order, judgment or decree enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity or (iv) been found to have violated any Federal, state or provincial securities or commodities law and such finding has not been reversed, suspended or vacated.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers, directors and persons who own beneficially more than 10% percent of the Company’s outstanding common stock, file reports of ownership and changes in ownership and furnish the Company with copies of all Section 16(a) reports so filed. Based solely on a review of these reports filed with the SEC and certain written representations furnished to the Company, the Company believes that its executive officers and directors have complied with applicable Section 16(a) filing requirements, except the following:

Rani Kohen, Phillips Peter and Thomas Ridge each filed a Form 3 with the SEC on February 20, 2015, and Dov Shiff filed a Form 3 with the SEC on March 20, 2015. The initial statements of beneficial ownership of the Company’s common stock for these officers and directors were due within 10 days of October 22, 2014, the date that the Company’s Registration Statement covering all of its common stock was declared effective. John Campi filed a Form 3 with the SEC on February 20, 2015, which was due within 10 days of November 21, 2014, the date that Mr. Campi became an officer of the Company. The Company’s officers and directors have subsequently made Section 16(a) reports as required to be filed.

Certain Relationships and Related Transactions

Except as described below, no related party has, since the beginning of our last fiscal, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us, any of our directors or officers, any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock or any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the above persons.

We are currently party to a consulting agreement with Mr. Rani Kohen, Chairman of the Company’s Board, pursuant to which we are required to pay cash compensation in the amount of $150,000 per year, the terms of which are more fully described in Mr. Kohen’s Consulting Agreement.

Corporate Governance

Board Structure

We have chosen to separate the Chief Executive Officer and Board Chairman positions.  We believe that this Board leadership structure is the most appropriate for the Company.  Our chairman, the founder of the Company, provides us with significant experience in research and development. Our Chief Executive Officer is responsible for day to day operations, and brings significant experience to the Company.

Committees of the Board of Directors

On January 5, 2016, we established a separately-designated standing audit committee (the “Audit Committee”), consisting of two members, Leonard J. Sokolow and Rani Kohen. Mr. Sokolow is the Chairman of the Audit Committee and is deemed to be independent and the Board has determined that he is an audit committee financial expert, as defined in Item 5(d)(5) of Regulation S-K.  The Audit Committee reviews, acts on and reports to the Board with respect to various auditing and accounting matters, including the recommendations and performance of independent auditors, the scope of the annual audits, fees to be paid to the independent auditors, and internal accounting and financial control policies and procedures.

We presently do not have a nominating committee, compensation committee, or other committee or committees performing similar functions, as our management believes that until this point it has been premature at the early stage of our management and business development to form such committees. Moving forward, at such time as the Board believes that such committees are necessary or desirable, or that we are required to have such committees, we will take steps to form such committees and adopt charters as may be required to comply with all applicable rules and regulations.

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Code of Conduct

The Company does not currently have a Code of Conduct and Ethics to apply to all of our directors, officers and employees. In the near future, our Board intends to adopt a code which intended to promote ethical conduct and compliance with laws and regulations, to provide guidance with respect to the handling of ethical issues, to implement mechanisms to report unethical conduct, to foster a culture of honesty and accountability, to deter wrongdoing and to ensure fair and accurate financial reporting. Upon approval by the Board, a copy of the Code of Conduct and Ethics will be available at our website www.safetyquicklight.com.

Board Assessment of Risk

Our risk management function is overseen by our Board. Our management keeps our Board apprised of material risks and provides our directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect the Company, and how management addresses those risks. Mr. John Campi, as our Chief Executive Officer works closely together with the Board once material risks are identified on how to best address such risk. If the identified risk poses an actual or potential conflict with management, our independent directors may conduct the assessment.

Nominations of Directors

We do not have a standing nominating committee or a committee performing similar functions and consequently do not have a written nominating committee charter. Accordingly, the Board of Directors serves as our nominating committee.

The Board of Directors has not promulgated any minimum qualifications that nominees must meet in order to be considered. In identifying individuals qualified to become members of our Board, our Board will take into account all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which we operate, specific skills, general business acumen and the highest personal and professional integrity. Generally, our Board will first consider the current members of the Board because they meet the criteria listed above and possess an in-depth knowledge of the Company and our history, strengths, weaknesses, goals and objectives. Each of the current directors has specific experience and qualifications that led to the conclusion that such director should serve as a director on our Board. Due to the limited size of our Board, we do not have a diversity policy.

We believe that our directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. Based upon our businesses and structure, below are the key experience, qualifications and skills our directors bring to our Board of Directors:

·	Leadership experience. We believe that directors with experience in significant leadership positions provide us with special insights. These people generally possess extraordinary leadership qualities and the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, strategy, risk management and the methods to drive change and growth. We believe that each of our directors has experience in significant leadership positions.

·	Financial and financial reporting experience. We believe that an understanding of financial and financial reporting processes is important for our directors. We measure our operating and strategic performance by reference to financial targets. We expect all of our directors to be financially knowledgeable, though directors are not expected to meet the SEC’s definition of an “audit committee financial expert.”

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Director Meetings

Our Board of Directors met 4 times during 2015. All of the members of our Board attended greater than seventy-five percent (75%) of the meetings, by telephone or in person, of the Board in the last fiscal year. There were no standing committees of our Board in 2015. Because we have not previously held an annual shareholders’ meeting, our Board has not adopted a formal policy with regard to director attendance at annual meetings of shareholders.

COMPENSATION OF THE DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table for Fiscal Years 2015 and 2014

The following information is related to the compensation paid, distributed or accrued by us for the last two fiscal years to our Chief Executive Officer (principal executive officer).  No other employee received compensation in excess of $100,000 in the past two fiscal years.

Name & Principal Position	Year	Salary $	Bonus $	Stock Awards $	Option Awards $	Non-Equity Incentive Plan Compensation $	Non-Qualified Deferred Compensation Earnings $	All Other Compensation $	Total $
John P. Campi,	2014	$11,769	—	—	—	—	—	$—	$11,769
Chief Executive Officer (1)	2015	$102,000	—	$173,688	—	—	—	$14,376	$290,064

James R. Hills, former	2014	$155,308	—	$62,500	—	—	—	$11,077	$228,885
Chief Executive Officer (2)	2015	$—	—	—	—	—	—	$3,324	$3,324

Outstanding Equity Awards at December 31, 2015 Fiscal Year End

	Option Awards				Stock Awards
Name	Number of Securities underlying unexercised options exercisable	Number of Securities underlying unexercised options not exercisable	Option exercise or base price per share	Option Expiration Date	Number of Shares or Units of Stock Not Vested	Market Value of Shares or Units Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights Not Vested	Value of Unearned Shares, Units or Other Rights Not Vested
John P. Campi Chief Executive Officer (1)	—	—	—	—	—	—	—	—

James R. Hills, former Chief Executive Officer (2)	—	—	—	—	—	—	—	—

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(1)	Pursuant the CEO Agreement, Mr. Campi receives a gross annual salary of $102,000 per year. Mr. Campi also received a one-time sign-on bonus of 750,000 shares of the Company’s common stock, 250,000 shares of which vested on May 20, 2015, and 500,000 shares of which vested on December 31, 2015. The value of the Stock Award is based on the value of shares sold in connection with the Company’s most recent sale of securities in a private placement as of the time of the CEO Agreement, which was $0.25. Mr. Campi earned $14,376 in incentive compensation pursuant to the CEO Agreement during 2015.

(2)	James R. Hills resigned from his position as Chief Executive Officer on November 21, 2014. Pursuant to a mutual agreement and release between Mr. Hills and the Company dated November 21, 2014 (the “Hills Agreement”), Mr. Hills received 250,000 shares of the Company’s common stock upon his resignation, and released the Company of any obligations concerning future issuances of shares of the Company’s common stock under his employment agreement. The value of the Stock Awards is based on the value of shares sold in connection with the Company’s most recent sale of securities in a private placement as of the time of issuance, which was $0.25. Under the Hills Agreement, Mr. Hills will receive commissions equal to one half of one percent (0.50%) of gross revenue generated solely from orders placed by Home Depot for a period of thirty-six (36) months from the date of such agreement. Mr. Hills received $3,324 in commissions during 2015.

Narrative Disclosure to Summary Compensation and Option Tables

Employment Agreements

On November 21, 2014, the Company entered into an Executive Employment Agreement (the “CEO Agreement”) with Mr. Campi to serve as its Chief Executive Officer. The CEO Agreement provided that Mr. Campi would serve for an initial term ending December 31, 2015. Mr. Campi continues to perform under the terms of the CEO Agreement, until such time as the parties agree upon an extension or modification of the terms therein.

Subject to other customary terms and conditions of such agreements, the CEO Agreement provides that Mr. Campi will receive a base salary of $102,000 per year, which may be adjusted each year at the discretion of the Company’s Board. As further consideration, the CEO Agreement included a sign-on bonus of 750,000 shares of the Company’s common stock, which has fully vested and all such shares have been issued to Mr. Campi.

The CEO Agreement also includes incentive compensation equal to (i) one half of one percent (0.50%) of the first $20,000,000 of the Company’s annual gross revenue plus one quarter of one percent (0.25%) of the Company’s annual gross revenue above $20,000,000; (ii) three percent (3%) of the Company’s annual net income; and (iii) five (5) year options to purchase shares of the Company’s common stock equal to one half of one percent (0.50%) of the Company’s quarterly net income, with a strike price to be determined at the time such options are granted. Mr. Campi earned $14,376 in incentive compensation pursuant to the CEO Agreement during 2015.

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Consulting Agreement

On November 25, 2013, we entered into a Consulting Agreement with our founder and the Chairman or our Board, Rani Kohen (the “Consulting Agreement”). The term of the Consulting Agreement is for three (3) years, beginning on December 1, 2013. Subject to the customary terms and conditions of such agreements, the Consulting Agreement provides that Mr. Kohen will receive an annual consulting fee of $150,000, which may be increased each year at our Board’s discretion. As further consideration, the Consulting Agreement includes incentive compensation in the form cash, stock and/or options (i) equal to one-half a percent (0.50%) of our annual gross revenue; and (ii) to be determined by our Board on a project-by-project basis. Mr. Kohen earned $14,376 in incentive compensation pursuant to the Consulting Agreement during 2015.

Pursuant to the Consulting Agreement, if terminated by our Board without cause, Mr. Kohen will be entitled to receive all unpaid salary due through the term of the Consulting Agreement, and any incentive compensation or other bonus compensation then due. If otherwise terminated by the Board, Mr. Kohen will be entitled to only receive 50% of the unpaid applicable annual consulting fee. Under the Consulting Agreement, termination for cause includes (i) an act of fraud, embezzlement, or theft; (ii) a material violation of the Consulting Agreement left uncured for more than 30 days; or (iii) Mr. Kohen’s death, disability or incapacity.

Outstanding Equity Awards

On November 15, 2015, the Board authorized the Company to grant certain securities under the Incentive Plan and Directors Compensation Plan, in the aggregate amount of up to 3,810,000 options to purchase shares of our common stock, vesting in part immediately and entirely over the next two years, and up to 75,000 shares of our common stock, vesting immediately. As of June 29, 2016, the Company has entered into Option Award Agreements with three grantees, pursuant to awards granted on November 15, 2015 under the Incentive Plan, consisting of up to 1,150,000 options to purchase shares of the Company’s common stock, of which options to purchase up to 650,000 shares of common stock vest immediately, options to purchase up to 350,000 shares of common stock will vest on November 15, 2016 and options to purchase up to 150,000 shares of common stock will vest on November 15, 2017 (the “Incentive Plan Issuances”). Also as of June 29, 2016, the Company has entered into Stock Award Agreements with two grantees to issue 75,000 shares of its common stock, vesting immediately, of which 25,000 shares remain outstanding. The exercise of such awards is contingent upon effectiveness of the Majority Shareholder actions approving the Incentive Plan, as contained in this Information Statement.

Director Compensation

Director Compensation Policy

On November 15, 2015, our Board approved the Company’s Director Compensation Policy (the “Director Compensation Policy”) applicable to members of the Board who are not employees of the Company (each, an “Eligible Director”). Under the Director Compensation, upon election to the Board, a new Eligible Director shall be entitled to a grant of 50,000 shares of our common stock and an option to purchase up to 150,000 shares of our common stock, vested monthly and fully vested after one year, at a price per share determined as of the date of grant, based on (i) the prior days’ closing price if there is a public market for our common stock, or (ii) if there is no public market for our common stock, the price per share in our most recently completed private placement of our common stock or convertible securities (“Director Options”). The amount of shares and Director Options shall be prorated based on the date of a new Eligible Director’s appointment relative to the term remaining, if applicable.

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Eligible Directors will also receive Director Options to purchase either (i) 10,000 shares of our common stock for each Board meeting in which such Eligible Director attends in person, or (ii) 5,000 shares of our common stock for each Board meeting in which such Eligible Director attends telephonically. Eligible Directors will also receive Director Options to purchase 25,000 shares of our common stock following each year in which he or she has served on the Board. Director Options will vest monthly over the course of the year following the date such Director Options are granted, and must be exercised within five years of the grant date.

In addition, the Director Compensation Policy provides that (i) the chairperson of the Board will receive Director Options to purchase 100,000 shares of our common stock as an annual retainer, payable quarterly, unless otherwise provided by an independent compensation agreement; (ii) the chairperson of the Corporate Governance and Nominating Committee of the Board, if applicable, will receive Director Options to purchase 25,000 shares of our common stock as an annual retainer, payable quarterly; (iii) the chairperson of the Audit Committee of the Board, if applicable, will receive a number of shares of common stock equal to $12,000, based on the same price per share method applied to Director Options, and Director Options to purchase 50,000 shares of our common stock, both as an annual retainer, payable quarterly; (iv) the chairperson of the Compensation Committee of the Board, if applicable, will receive Director Options to purchase 30,000 shares of our common stock as an annual retainer, payable quarterly; (v) other members of the Audit Committee of the Board, if applicable, will receive Director Options to purchase 15,000 shares of our common stock as an annual retainer, payable quarterly; and (vi) other members of the Corporate Governance Committee and Nominating and Compensation Committee of the Board, if applicable, will receive Director Options to purchase 10,000 shares of our common stock as an annual retainer, payable quarterly.

Director Compensation

The following table shows for the fiscal year ended December 31, 2015, certain information with respect to the compensation of all non-employee directors of the Company:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Total
Rani Kohen (2)	$0	$0	$0	$0
Phillips Peter (3)(4)	$0	$0	$0	$0
Thomas Ridge (3)(4)	$0	$0	$0	$0
Dov Shiff (3)	$0	$0	$0	$0
Leonard Sokolow (3)(5)	$0	$30,000	$90,000	$120,000

(1)	These amounts are the aggregate fair value of the equity compensation paid to our directors during the fiscal year. The aggregate fair value is computed in accordance with FASB ASC Topic 718. See Note 2 to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, a copy of which has been provided with this Information Statement, regarding assumptions underlying valuation of equity instruments.

(2)	Mr. Kohen has served as a Chairman of the Board since November 2012.

(3)	Messrs. Ridge, Peter, Shiff and Sokolow have each served as a member of our Board since June 2013, November 2012, February 2014, and November 2015, respectively.

(4)	Messrs. Peter and Ridge each received options on September 3, 2013, which expire five (5) years from the grant date, to purchase 100,000 shares of our common stock at an exercise price of $0.375 as compensation for past services on our Board.

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(5)	The Board authorized a grant of stock and option awards to Mr. Sokolow on November 15, 2015 pursuant to the Director Compensation Policy, in connection with the Board’s approval of the policy and his appointment to our Board. The grant consisted of 50,000 shares of common stock and 150,000 options to purchase shares of our common stock, both valued at $0.60 per share, the value of shares sold in connection with the Company’s most recent sale of securities in a private placement as of the date of the grant. The stock and option awards were issued in January 2016.

As of April 29, 2016, the Company has issued shares of common stock and Director Options under the Director Compensation Policy only to Mr. Sokolow, based on a grant made by the Board on November 15, 2015. On January 25, 2016, the Company issued to Mr. Sokolow (i) 50,000 shares of our common stock in connection with his appointment to the Board on November 15, 2016; (ii) Director Options to purchase up to 150,000 shares of our common stock at $0.60 per share in connection with his appointment to the Board on November 15, 2016; and (iii) 12,000 shares of our common stock in connection with his appointment as the Chairman of our Audit Committee on January 5, 2016, the value of which was based on the value of shares sold in connection with the Company’s most recent sale of securities in a private placement as of the time of issuance, which was $1.00 per share.

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ACTION One

ELECTION OF DIRECTORS

General

Our Majority Shareholders elected the five director candidates named below. Our Board of Directors oversees the management of the Company on your behalf. The Board reviews our long-term strategic plans and exercises direct decision-making authority on key issues, such as the terms of material agreements. Our Board also appoints our Chief Executive Officer, sets the scope of his authority to manage the Company’s day-to-day operations and evaluates his performance.

Directors Elected (Terms expiring in 2017)

Rani Kohen (age 50)*	Rani Kohen has served as a Chairman of the Board since November 2012. Mr. Kohen founded the Company and began development of the Company’s power plug technology in 2004. Mr. Kohen served as the Company’s Chief Executive Officer until December 2012. Mr. Kohen has over twenty-five years in the retail lighting industry. He opened his first retail lighting showroom in 1988 in Israel, and built the business into the largest chain of retail lighting showrooms in the country. Our Board believes Mr. Kohen’s qualifications to serve as Chairman of our Board include his deep understanding of the Company’s business and products, his years of experience in the retail lighting industry, and his past experience as the Company’s Chief Executive Officer.

Phillips Peter (age 84)*	Phillips Peter has served as a director since November 2012. Since December 2014, Mr. Peter has served as a Senior Vice President of Ridge Global. From 1994 to 2014, Mr. Peter practiced law at Reed Smith LLP where he focused his practice on legislative and regulatory matters before Congress, the executive branch of the federal government, and other administrative agencies. Prior to this, Mr. Peter was an officer at General Electric Company, where he held executive positions from 1973 to 1994. He is also a veteran of the U.S. Army. Our Board believes Mr. Peter’s qualifications to serve as a member of our Board include his role as a past advisor to the Company, his extensive experience in regulatory affairs, his past industry experience, and his demonstrated leadership ability.

Thomas J. Ridge (age 70)*	Governor Thomas J. Ridge has served as a director since June 2013. In 2013, Mr. Ridge co-founded Ridge Schmidt Cyber, an executive services firm addressing the increasing demands of cyber security. In April 2010, Mr. Ridge became a partner in Ridge Policy Group, a bipartisan, full-service government affairs and issue management group. Mr. Ridge has served as President and Chief Executive Officer of Ridge Global, LLC, a global strategic consulting company, since July 2006. From January 2003 to January 2005, Mr. Ridge served as the Secretary of the United States Department of Homeland Security, and from 2001 through January 2003, Mr. Ridge served as the Special Assistant to the President for Homeland Security. Mr. Ridge served two terms as Governor of the Commonwealth of Pennsylvania from 1995 to 2001, and served as a member of the U.S. House of Representatives from 1983 through 1995. Mr. Ridge currently serves as a member of the board of two public companies, The Hershey Company and Lifelock, and has previously served on the board of five other public companies. Mr. Ridge is Chairman of the Board of the National Organization on Disability, and serves as a board member on the Board of Public Finance Management, the Institute for Defense Analysis, the Center for the Study of the Presidency, and the Oak Ridge National Lab. Our Board believes Mr. Ridge’s qualifications to serve as a member of our Board include his vast experience in both government and industry, his service on other public and private company boards, and his expertise in retail, risk management, and cyber security.

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Dov Shiff (age 68)*

Dov Shiff has served as a director since February 2014. Mr. Shiff is presently President and Chief Executive Officer of the Shiff Group of Companies. The Shiff Group owns and operates hotels and other real estate in Israel, including Hayozem Resorts & Hotels Ltd., Marina Hotel Tel Aviv Ltd. and Zvidan Investments Ltd. Our Board believes Mr. Shiff’s qualifications to serve as a member of our Board include his role as a past advisor to the Company and his history of success developing and operating new businesses.

Leonard Sokolow (age 59)*	Leonard J. Sokolow has served as a director since November 2015. Mr. Sokolow currently serves as CEO & President of Newbridge Financial, Inc. and Chairman of its broker dealer subsidiary, Newbridge Securities Corporation. Mr. Sokolow founded vFinance, Inc. in 1997, which merged with National Holdings Corporation (NASDAQ CM: NHLD), where he served as President and Vice Chairman of its Board of Directors. Mr. Sokolow also founded and served as Chairman and CEO of Americas Growth Fund, Inc., a closed-end investment management company (NASDAQ: AGRO) until it was sold. Prior to this, Mr. Sokolow was an executive for Applica, Inc. (formerly Windmere Corporation (NYSE: APN)), where he served as Executive Vice President and General Counsel. Mr. Sokolow, is also a CPA and worked for Ernst Young and KPMG. Mr. Sokolow earned a Bachelor of Arts degree in Economics and a concentration in Accounting. Mr. Sokolow also earned a Juris Doctorate degree from the University of Florida School of Law and a Masters of Law degree in Taxation from the New York University School of Law. Mr. Sokolow is on the Board of Directors, Chairman of the Audit Committee and a member of the Nominations and Corporate Governance Committees for Consolidated Water Company Ltd. (NASDAQ GS: CWCO). In addition, Mr. Sokolow has served the Board of Directors of, and Chairman of the Audit Committee for, Alberta Oil Sands, Inc. (TSXV: AOS.V). Our Board believes Mr. Soklow’s qualifications to serve as a member of our Board include his vast education and experience in the financial industry, his service on other public company boards and his history of executive leadership in developing and operating businesses.

* Age is as of the Record Date.

We are not currently subject to any listing standards of any national exchange. However, were we to apply the standards of the New York Stock Exchange, Messrs. Kohen, Shiff and Sokolow would not be considered “independent” under such standards.

Effective Date

The above named persons will be re-elected to our Board of Directors effective July 31, 2016.

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ACTION Two

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

L&L CPAS, PA, f/k/a Bongiovanni & Associates, PA served as our independent registered public accounting firm for calendar years 2013 through 2015 and has been selected to serve as our independent registered public accounting firm for the fiscal year ended 2016, unless our Board subsequently determines that a change is desirable.

During the two most recent fiscal years prior to their retention as our auditors we had not consulted with L&L CPAS, PA regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements, and neither written nor oral advice was provided that was an important factor considered by us in reaching a decision as to the accounting for an auditing or financial reporting issue.

Action

While shareholder ratification is not required for the selection of L&L CPAS, PA as our independent registered public accounting firm, the selection was ratified solely with a view toward soliciting the shareholders’ opinion on the matter, which opinion will be taken into consideration by the Board in its future deliberations.

Vote Required; Manner of Approval

The ratification of the appointment of L&L CPAS, PA as our independent registered public accounting firm, where required or permitted, requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of shareholders. Section 2.7 of our By-Laws and Section 607.0704 of the Florida Business Corporation Act permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted.

Accordingly, the ratification of the appointment of L&L CPAS, PA as our independent registered public accounting firm may be effected by a written consent executed by shareholders representing at least a majority of our outstanding stock entitled to vote. Since 56.82% of our outstanding voting stock on the Record Date delivered a written consent on June 8, 2016, ratifying this appointment, no further vote, approval or consent of shareholders is required to approve or authorize this action.

Effective Date

The ratification of the appointment of L&L CPAS, PA as our independent registered public accounting firm will be effective July 31, 2016.

Audit Fees and Services

The Company’s Board does not have an Audit Committee. The following table sets forth the aggregate fees billed to us for the years ended December 31, 2014 and December 31, 2015 by L&L CPAS, PA, our independent auditors:

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	2014	2015
Audit Fees	$18,750	$25,000
Audit-Related Fees	4,300	16,000
Tax Fees
Other Fees
Totals	$23,050	$41,000

Audit fees represent amounts billed for professional services rendered for the audit of our annual financial statements. Audit-Related Fees include amounts billed for professional services rendered in connection with our SEC filings and discussions with the SEC that occurred during fiscal 2015 for us to remain a fully reporting public company. Our Board is of the opinion that the Audit-Related Fees charged by L&L CPAS, PA & were consistent with companies of our size, maintaining its independence from us.

Board of Directors’ Policy Regarding Pre-Approval of Non-Audit Services

The Audit Committee of our Board pre-approves all auditing services and the terms thereof and non-audit services (other than non-audit services published under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Pubic Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied.

ACTION Three

APPROVAL AND AUTHORIZATION OF THE COMPANY’S 2015 EQUITY INCENTIVE PLAN

The Board of Directors and the Majority Shareholders have approved the 2015 Equity Incentive Plan (the “Plan” or the “Incentive Plan”), in the form attached hereto as Appendix A.

The purpose of the Plan is (i) assisting the Company and its affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Company’s businesses by affording such persons equity participation in the Company and (iii) associating the interests of such persons with those of the Company and its affiliates and shareholders.

General Provisions of the Plan

The Board of Directors shall have the sole authority to implement, interpret, and/or administer the Plan unless the Board delegates (i) all or any portion of its authority to implement, interpret, and/or administer the Plan to a committee of the Board, or (ii) the authority to grant and administer awards under the Plan to an officer of the Company.

The Plan relates to the issuance of up to 5,000,000 shares of Common Stock, subject to adjustment as described below, and shall be effective for ten (10) years, unless earlier terminated. No single participant under the Plan may receive more than 25% of all options awarded in a single year.

Any employee of the Company or an affiliate, a director, or a consultant to the Company or an affiliate may be an “Eligible Person” under the Plan. The Plan provides Eligible Persons the opportunity to participate in the enhancement of shareholder value by the award of options and Common Stock, granted as stock bonus awards, restricted stock awards, deferred share awards and performance-based awards, under the Plan. This further provides for the Company to make payment of bonuses and/or consulting fees to certain Eligible Persons in options and Common Stock, or any combination thereof.

Certain options to be granted to employees under the Plan are intended to qualify as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), while other options granted under the Plan will be nonqualified options not intended to qualify as ISOs (“Nonqualified Options”), either or both as provided in the agreements evidencing the options described.

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Stock Options

The Board of Directors, or the appointed committee, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive options under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, (iii) to determine the type of option granted (ISO or Nonqualified Option), and (iv) to determine other such details concerning the vesting, termination, exercise, transferability and payment of such options. The Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement. Subject to the express provisions of the Plan, the committee shall have discretionary authority to prescribe, amend and rescind rules and regulations relating to the Plan, to interpret the Plan, to prescribe and amend the terms of the option agreements and to make all other determinations deemed necessary or advisable for the administration of the Plan.

The exercise price per share for Common Stock of options granted under the Plan shall be determined by the Committee, but in no case shall be less than one hundred percent (100%) of the fair market value of the Common Stock (determined in accordance with the Plan at the time the option is granted), provided that, with respect to ISOs granted to a person who holds ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price per share for Common Stock shall not be less than 110% of the fair market value of the Common Stock. The fair market value of the Common Stock with respect to which ISOs may be exercisable for the first time by any Eligible Person during any calendar year under all such plans of the Company and its affiliates shall not exceed $100,000, or such other amount provided in Section 422 of the Code.

Bonus and Restricted Stock Awards

The Board of Directors, or the applicable committee, may, in its sole discretion, grant awards of Common Stock in the form of bonus awards and restricted stock awards. Each stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate stock award agreements need not be identical.

Deferred Stock Awards

The Board of Directors, or the committee, may authorize grants of shares of Common Stock to be awarded at a future date upon such terms and conditions as the Board, or the committee, may determine. Such awards shall be conferred upon the Eligible Person as consideration for the performance of services and subject to the fulfillment of specified conditions during the deferral period. Each deferred stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each deferred stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate deferred stock award agreements need not be identical.

Performance Share Awards

The Board of Directors, or the committee, may authorize grants of shares of Common Stock to be awarded upon the achievement of specified performance objectives, upon such terms and conditions as the Board, or the committee, may determine. Such awards shall be conferred upon the Eligible Person upon the achievement of specified performance objectives during a specified performance period, such objectives being set forth in the grant and including a minimum acceptable level of achievement and, optionally, a formula for measuring and determining the number of performance shares to be issued. Each performance share award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate performance share award agreements need not be identical.

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Adjustments

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding options and other awards under the Plan and (ii) the number of and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to an Eligible Person during a specified time period shall be appropriately and proportionately adjusted. The Board of Directors, or a committee, shall make such adjustments, and its determinations shall be final, binding and conclusive.

Change in Control

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while options or stock awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such options or stock awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the stock option or stock award agreement, will terminate immediately as of the effective date of any such merger, consolidation or sale.

Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any Common Stock, deduct or withhold from any payment pursuant to a stock option or stock award agreement an amount that is necessary to satisfy any withholding requirement of the Company in which it believes, in good faith, is necessary in connection with U.S. federal, state, local or transfer taxes as a consequence of the issuance or lapse of restrictions on such Common Stock.

ACTION Four

APPROVAL AND AUTHORIZATION TO CHANGE THE COMPANY’S NAME

The Board of Directors and the Majority Shareholders have approved and authorized an action to change the name of the Company to “SQL Technologies Corp.”, or to a name with is substantially similar (the “Name Change”), and have granted the authority to determine when to effectuate such change to Rani Kohen, the Chairman of the Board, provided that the first such action required to make the Name Change is made prior to the end of calendar year 2016. The Written Consent authorizes the Company, at such time as may be determined by Mr. Kohen, to effectuate the Name Change by filing an Articles of Amendment with the Florida Department of State.

The Company is engaged in the business of developing its proprietary patented technology that enables a quick and safe installation of electrical fixtures through the use of a power plug installed in ceiling and wall electrical junction boxes. While the primary application of the Company’s technology has traditionally been, and presently is, light fixtures and ceiling fans, the Company continues to explore a broader range of potential applications. Therefore, the Board of Directors and the Majority Shareholders concluded that the Name Change will more accurately describe, and more closely align with, the business and strategy of the Company than its current name. The Name Change is not being made in connection with a change in business/control of the Company.

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ACTION Five

APPROVAL AND AUTHORIZATION TO DESIGNATE A CLASS OF CONVERTIBLE PREFERRED STOCK

The Board of Directors and the Majority Shareholders have approved and authorized an action to create a class of convertible preferred stock of the Company (the “Preferred Stock”). The Written Consent authorizes the Company to effectuate the creation of and to set forth the powers, designations, preferences and rights of the class of Preferred Stock by filing an Articles of Amendment and a Certificate of Designation, in substantially the form attached hereto as Appendix B, with the Florida Department of State.

As previously reported, in November 2015, the Company invited holders, with respect to outstanding principal and interest due under their respective Secured Convertible Promissory Notes issued by the Company (“Notes”) dated November 26, 2013, to (i) receive payment in cash, (ii) convert their Notes into shares of the Company’s common stock, or (iii) forbear an election for three months pursuant to a forbearance agreement, during such time interest under their respective Notes would continue to accrue. In February 2016, the Company invited the same holders to extend their forbearance period to make an election to convert or redeem their Notes for an additional three months, under the same terms as the first forbearance agreements.

In May 2016, the Company invited the same holders, as well as holders of Notes dated May 8, 2014 and June 25, 2014 (who had not already made an election to redeem or convert their Notes), to forbear or extend their forbearance period to make an election to convert or redeem their Notes until July 31, 2016 (the “Third Forbearance”). The Third Forbearance, however, introduced a third option for all holders of outstanding Notes, providing for such holders to convert their respective Note(s) into Preferred Stock (the “Preferred Option”). The holders will have through the period of the Third Forbearance to consider and elect the Preferred Option, or at any time prior or after to elect to redeem or convert their respective Note(s) pursuant to its terms. For those holders electing the Preferred Option, such holders will receive shares of Preferred Stock on a 1 to 1 ratio to the number of shares of the Company’s common stock which are then convertible under their respective Note(s). With respect to interest on junior securities, dividends, distributions or liquidation preference, shares of Preferred Stock will rank senior to shares of the Company’s common stock or other junior securities.

Along with other terms customary for a class of convertible preferred stock, the Preferred Stock will be convertible into shares of the Company’s common stock at the same conversion price as the Notes (i.e., USD $0.25 per share), and will pay interest quarterly at a rate of 6%. The Preferred Stock will be convertible upon the election of the holder thereof. Shares of the Preferred Stock may be repurchased by the Company upon 30 days’ prior written notice, in whole or in part, for USD $3.50 per share, provided that during such notice period the holder will continue to have the option and right to convert its shares of Preferred Stock into shares of the Company’s common stock. Holders will also have a put option, allowing them to sell their shares of Preferred Stock back to the Company at USD $0.25 per share, the Note conversion price.

Notes converted into shares of Preferred Stock will be terminated. As a consequence, application of the Preferred Option will result in the substantially same number of shares convertible into the Company’s common stock (either pursuant to the Notes or the Preferred Stock) as is presently the case. Therefore, the Preferred Option will cause no material dilutive change to the Company’s outstanding equity.

The primary purpose of providing the Preferred Option is to support the Company’s continuing efforts to create value for its security holders, in concert with enabling the Company to convert debt to equity with an anticipated goal of eliminating associated derivative liabilities from the Company’s income statement and balance sheet.

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OTHER MATTERS

You should rely only on the information contained in this Information Statement to vote on the proposals herein. We have not authorized anyone to provide you with information that is different from what is contained in this Information Statement. You should not assume that the information contained in the Information Statement is accurate as of any date other than the date hereof, and the mailing of this Information Statement to our shareholders shall not create any implication to the contrary.

If you have any questions regarding the information discussed in this Information Statement, you should contact us at: Safety Quick Lighting & Fans Corp., 4400 North Point Parkway, Suite 154, Alpharetta, GA 30022; Attn: Investor Relations.

If you have any questions with respect to voting your shares, or if you would like additional copies of this Information Statement, you should contact our transfer agent at Pacific Stock Transfer, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119.

FOR MORE INFORMATION

We file quarterly and annual reports on Form 10-Q and Form 10-K, respectively, and other information with the SEC. Such reports and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website (www.sec.gov).

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as filed with the SEC, is being provided with this Information Statement, and is incorporated herein by reference.

The Company will provide without charge to each person, including any beneficial owner of such person, to whom a copy of this Information Statement has been delivered, on written or oral request, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein, if any. Copies of such documents are available without charge upon written request to: Safety Quick Lighting & Fans Corp., 4400 North Point Parkway, Suite 154, Alpharetta, GA 30022; Attn: Investor Relations.

HOUSEHOLDING INFORMATION

As permitted by the SEC’s proxy statement rules, we will deliver only one copy of our Annual Report to shareholders or this Information Statement to two or more shareholders who share an address, unless we have received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of the Annual Report or Information Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of our 2015 Annual Report or Information Statement may request delivery of a single copy. Such a request must be directed to our transfer agent by mail to Pacific Stock Transfer, 4045 South Spencer Street, Suite 403, Las Vegas, NV 89119, Attention: Securities and Shareholder Services.

July 11, 2015 By Order of the Board of Directors

/s/ John P. Campi

John P. Campi

Chief Executive Officer

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APPENDIX A

SAFETY QUICK LIGHTING & FANS CORP.

2015 STOCK INCENTIVE PLAN

1. Purpose

Safety Quick Lighting & Fans Corp.’s 2015 Stock Incentive Plan is intended to promote the best interests of Safety Quick Lighting & Fans Corp. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A.        “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B.        “Award” means any Option or Stock Award granted hereunder.

C.        “Board” means the Board of Directors of the Corporation.

D.        “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

E.        “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F.         “Common Stock” means the common stock, no par value, of the Corporation.

G.        “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

H.        “Corporation” means Safety Quick Lighting & Fans Corp., a Florida corporation.

I.          “Corporation Law” means the Florida Business Corporation Act, as the same shall be amended from time to time.

J.         “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K.        “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L.        “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

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M.       “Director” means a member of the Board.

N.         “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

O.        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P.          “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

Q.        “Family Member” means a parent, child, spouse or sibling.

R.        “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S.          “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T.        “Option” means any option to purchase shares of Common Stock granted under this Plan.

U.        “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V.        “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W.       “Performance Agreement” means an agreement described in Section 8 of this Plan.

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X.        “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares, net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

Y.        “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z.        “Performance Share” means an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA.    “Plan” means this Safety Quick Lighting & Fans Corp., 2014 Stock Incentive Plan.

BB.     “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.

CC.     “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD.    “Securities Act” means the Securities Act of 1933, as amended.

EE.     “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF.      “Stock Bonus Award” means an award of Common Stock under Section 7.A.

GG.    “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

HH.    “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II.        “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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JJ.       “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation, interpretation and Administration

A.        Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Certificate of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief), “outside directors” within the meaning of Section 162(m) of the Code.

B.        Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.

C.        Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreement under this Plan.

(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

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(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4. Eligibility

A.        Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B.        Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Corporation obtaining financing or for investor relations purposes.

C.        Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

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5. Common Stock Subject to Plan

A.        Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock), (ii) issued pursuant to Stock Awards shall be 5,000,000 shares. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

B.        Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C.        Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A.        Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B.        Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

C.        Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D.        Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

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E.        Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F.         Vesting. Options will vest as provided in the Stock Option Agreement.

G.        Termination. Options will terminate as provided in the Stock Option Agreement.

H.        Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I.          Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

J.         Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K.        Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

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THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

          The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L.        No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A.        Stock Bonus Awards. Stock Bonus Awards may be granted by the Committee. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B.        Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C.        Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

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(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v)	Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A.        The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)	If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

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(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x)	Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A.        No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B.        Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C.        Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

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D.        Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

          The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Corporation previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option of Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A.        General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B.        Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

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12. General Provisions

A.        Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B.        Use of Proceeds. The proceeds received by the Corporation from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C.        Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D.        Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E.         Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F.         Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.

G.        Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

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13. Amendment and Termination

          The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A.        This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until the Plan has been approved by the stockholders of the Corporation, no Award may be exercised. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Awards shall terminate.

B.        Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

SAFETY QUICK LIGHTING & FANS CORP.

By: ________________________

John Campi

Chief Executive Officer

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APPENDIX B

CERTIFICATE OF DESIGNATION

OF RIGHTS, PREFERENCES AND PRIVILEGES OF

SERIES A PREFERRED STOCK

OF

SAFETY QUICK LIGHTING & FANS CORP.

Pursuant to Sections 607.0601 and 607.0602 of the Florida Statutes, Safety Quick Lighting & Fans Corp., a corporation organized and existing under laws of the State of Florida (the “Company”), does hereby submit the following:

WHEREAS, pursuant to the Company’s Articles of Incorporation, dated November 16, 2012, the Company has 500,000,000 shares of common stock, no par value per share (“Common Stock”), and 20,000,000 shares of preferred stock, no par value (the “Preferred Stock”), outstanding, and the Company’s Board of Directors is authorized to issue and establish one or more series of the Preferred Stock and to fix the designation, rights, preferences, powers, restrictions and limitations thereof;

WHEREAS, no series of the Preferred Stock has been designated, and no shares of Preferred Stock have heretofore been issued; and

WHEREAS, it is the desire of the Company, its Board of Directors, and a majority of its shareholders to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the authority conferred upon as of June 8, 2016, the Company’s Board of Directors and an absolute majority of the Company’s voting shareholders of record as of June 1, 2016 do hereby provide for the issuance of a series of Preferred Stock and to establish and fix and herein state and express, by this Certificate of Designation (the “Certificate of Designation”), the designation, rights, preferences, powers, restrictions and limitations of such series of Preferred Stock, as follows:

1.	DESIGNATION AND AMOUNT. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock” (the "Series A Preferred Stock") and the number of shares (the “Shares”) constituting such series shall be 20,000,000. The rights, preferences, powers, restrictions and limitations of the Series A Preferred Stock shall be as set forth herein.

2.	ISSUANCE OF SHARES. Each Share of Series A Preferred Stock shall be issuable only to the holders of the Company’s Secured Convertible Promissory Notes issued on November 26, 2013, May 8, 2014 or June 25, 2014 (the “Notes”) and outstanding as of the date this Certificate of Designation is filed, pursuant to a written agreement between such holder and the Company, at a conversion price of USD $0.25 per Share based on the original purchase price of the one or more Note(s) issued to the holder thereof, plus any accrued but unpaid interest or amounts due in connection therewith (in the aggregate, the “Note Balance”).

3.	INTEREST.

(a)	Interest. From and after the date of issuance of any Share, cumulative interest on such Share shall accrue, whether or not declared by the Board and whether or not there are funds legally available for the payment of interest, on a monthly basis at the rate of 6% per annum on the sum of the Liquidation Value thereof plus all unpaid accrued and accumulated interest thereon. All accrued interest on any Share shall be paid in cash to the holder thereof quarterly, with the first such payment due beginning on September 30, 2016 and payable on the last day of the month of each calendar quarter thereafter.

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(b)	Priority. All accrued and accumulated interest on the Shares shall be prior and in preference to any dividend or interest on any Junior Securities and shall be fully declared and paid before any dividends are declared and paid, or any other distributions or redemptions are made, on any Junior Securities, other than to (i) declare or pay any dividend or distribution payable on the Common Stock in shares of Common Stock or (ii) repurchase Common Stock held by employees or consultants of the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase.

4.	RANK AND LIQUIDATION.

(a)	Rank. With respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, all Shares of the Series A Preferred Stock shall rank senior to all Common Stock and any other class of securities that is specifically designated as junior to the Series A Preferred Stock (“Junior Securities”).

(b)	Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment shall be made to the holders of Junior Securities by reason of their ownership thereof, an amount in cash equal to the aggregate Liquidation Value (as defined below), plus all unpaid accrued and accumulated dividends on all such Shares (whether or not declared). In the event that the funds are not sufficient to pay out the full Liquidation Value to all holders of Shares of Series A Preferred Stock, the Liquidation Value shall be paid to such holders pro rata based each holder’s Liquidation Value relative to the Liquidation Value of all holders of Shares of Series A Preferred Stock.

(c)	“Liquidation Value” means, with respect to a holder of Shares, the aggregate value of the Note Balance converted by such holder into Shares of Series A Preferred Stock.

5.	CONVERSION RIGHTS.

(a)	Elective Conversion. Each Share of Series A Preferred Stock shall be convertible at any time by the holder thereof into one (1) share of Common Stock.

(b)	Effect of Conversion. All Shares of Series A Preferred Stock converted as provided herein shall no longer be deemed issued and outstanding as of the effective time of the applicable conversion, and all rights with respect to such Shares shall immediately cease and terminate as of such time, other than the right of the holder to receive shares of Common Stock in exchange therefor.

6.	VOTING RIGHTS. Each Share of Series A Preferred Stock shall have no right to vote on any matter to be submitted for a vote to shareholders of the Company.

7.	ADJUSTMENT. In the event that the Company shall, at any time after the issuance of any Share of Series A Preferred Stock, (a) declare any dividend on Common Stock payable in shares of Common Stock, (b) subdivide or effectuate any stock-split of the outstanding Common Stock or (c) combine or recapitalize the outstanding Common Stock into a different number of shares, then in each such case the Company shall simultaneously effect a proportional adjustment to the number of outstanding Shares of Series A Preferred Stock.

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8.	CONSOLIDATION, MERGER, ETC. In the event the Company enters into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the Shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into preferred stock of the surviving Company with the same rights and preferences as the Series A Preferred Stock.

9.	WAIVER. Any of the rights, powers, preferences and other terms of the Series A Preferred Stock set forth herein may be waived on behalf of a holder of Shares in its sole discretion.

10.	REPURCHASE AND PUT OPTION.

(a)	Repurchase Notice. The Company may, at any time after the issuance of any Share of Series A Preferred Stock, by providing 30 day’s prior written notice to all holders of the Shares (a “Repurchase Notice”), repurchase some or all of the Shares outstanding from the holders thereof at a purchase price of USD $3.50 per Share (the “Repurchase Price”). Any Repurchase Notice for less than the full number of Shares issued and outstanding shall be for purchase pro rata, based each holder’s number of Shares outstanding relative to the aggregate number of Shares outstanding.

(b)	Repurchase Period. Each holder of Shares must sell to the Company the number of Shares specified in a Repurchase Notice on the date set forth therein, such date being no less than thirty (30) days following the date of such Repurchase Notice (the “Repurchase Period”), except where the Shares subject to the Repurchase Notice are converted, by election or automatically, into Common Stock prior to the end of the Repurchase Period and such holder thereafter no longer holds Shares of Series A Preferred Stock.

(c)	Put Option. Any holder of Shares may, at any time after the issuance of any Share of Series A Preferred Stock, by providing a written request to the Company, require the Company to purchase some or all such holder’s Shares outstanding at a purchase price of USD $0.25 per Share, and the Company shall promptly purchase the number of Shares so specified and owned by the holder thereof.

(d)	Effect of Repurchase. All Shares of Series A Preferred Stock repurchased or purchased by the Company as provided herein in this Section 10 no longer be deemed issued and outstanding as of the effective time of the applicable repurchase or purchase, and all rights with respect to such Shares shall immediately cease and terminate as of such time.

11.	ASSIGNMENT. Each holder of Shares of Series A Preferred Stock shall be entitled to transfer some or all of its Shares to one or more affiliated partnerships or funds managed by it or any of such holder’s respective directors, officers or partners; provided, however, that any such transferee agrees in writing to be subject to the identical terms of any conversion and/or related agreements entered into by the holder thereof in connection with the issuance of the transferred Shares.

12.	AMENDMENT. No provision of this Certificate of Designation may be amended, modified or waived except by an instrument in writing executed by the Company and the holders of a majority of Shares of Series A Preferred Stock, and any such written amendment, modification or waiver will be binding upon the Company and each holder of Series A Preferred Stock; provided, that no such action shall change or waive (a) the definition of Liquidation Value, (b) the rate at which or the manner in which interest on the Series A Preferred Stock accrues or accumulates, (c) the Repurchase Price, or (d) this Section 12, without the prior written consent of holders of at least seventy-five (75%) of all outstanding Shares of Series A Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Company by its Chief Executive Officer this _____ day of July, 2016.

____________________________

John P. Campi, Chief Executive Officer

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